UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

DESTINY MEDIA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28259	84-1516745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

428 – 1575 West Georgia
 Vancouver, British Columbia, Canada V6G 2V3
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 609-7736

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01  Change in Registrant's Certifying Accountant

(a) Resignation of Previous Independent Registered Public Accounting Firm

On May 28, 2025, the Audit Committee of the Board of Directors (the "Audit Committee") of Destiny Media Technologies Inc. (the "Company") accepted the resignation of Smythe LLP ("Smythe") as the Company's independent registered public accounting firm due to a change in Smythe's policies.

The reports of Smythe on the Company's financial statements for the years ended August 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended August 31, 2024 and 2023, and during the subsequent interim period from September 1, 2024 through May 28, 2025,  there were (i) no disagreements between the Company and Smythe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Smythe's satisfaction, would have caused Smythe to make reference thereto in its reports, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Smythe with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission ("SEC") and has requested that Smythe furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of this letter is included herewith as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

Concurrently therewith, the Audit Committee approved the selection of Davidson & Company LLP ("Davidson") as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2025. The appointment of Davidson is a result of a competitive proposal process performed by the Audit Committee and is effective immediately.

During the two most recent fiscal years ended August 31, 2024 and 2023, and during the subsequent interim period from September 1, 2024 through May 28, 2025, neither the Company nor anyone on its behalf consulted Davidson regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" (within the meaning of Item 304(a) of Regulation S-K) or a "reportable event" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

16.1 Letter from Smythe LLP regarding change in certifying accountant.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.

Date: May 30, 2025	By:	/s/ FRED VANDENBERG
FRED VANDENBERG
Chief Executive Officer, President and Secretary